UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SCHRÖDINGER, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 17, 2021 SCHRÖDINGER® SCHRÖDINGER Schrödinger, Inc 120 West 45th Street, 17th Floor New York, NY 10036 Your Vote Counts! SCHRÖDINGER, INC. 2021 Annual Meeting June 17, 2021 10:00 AM EDT Virtual Meeting Site: www.virtualshareholdermeeting.com/SDGR2021 D50148-P54551 You invested in SCHRÖDINGER, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting.   Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. To view the proxy materials and to vote, visit www.ProxyVote.com Control #   Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by June 16, 2021 11:59 PM EDT. Visit www.ProxyVote.com    Vote Virtually at the Meeting* Vote on June 17, 2021 10:00 AM, EDT Visit www.virtualshareholdermeeting.com/SDGRX2021   *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Ramy Farid For 1b. Gary Ginsberg For 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D50149-P54551

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Ramy Farid For 1b. Gary Ginsberg For 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D50149-P54551

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D50151-P54551